UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2011

FISHER COMMUNICATIONS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	000-22439	91-0222175
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

140 Fourth Avenue N., Suite 500, Seattle, Washington		98109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-404-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of May 11, 2011, the Board of Directors of Fisher Communications, Inc. (the “Company”) amended Section 3.2 of the Company’s Bylaws to reduce the size of the Company’s Board of Directors from ten (10) directors to nine (9) directors. As amended, the first sentence of Section 3.2 of the Bylaws currently reads as follows:

“3.2 Number and Tenure

The Board shall be composed of 9 directors.”

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company’s 2011 Annual Meeting of Shareholders was held on May 11, 2011. At the Meeting, the holders of 7,861,446 common shares of the Company were represented in person or by proxy constituting a quorum. The preliminary voting results for each of the proposals submitted to a vote at the Annual Meeting, as provided to the Company by its independent inspector of election on May 16, 2011, are set forth below. These results are only preliminary and are subject to change.

(1) At the Annual Meeting, the Company’s shareholders voted on the election of three Class 3 Directors to hold office until the 2014 Annual Meeting of Shareholders of the Company and until their respective successors have been elected and qualified, and one Class 1 Director to hold office until the 2012 Annual Meeting of Shareholders of the Company and until his successor has been elected and qualified.

The Company’s board had nominated Richard L. Hawley, Roger L. Ogden, and Michael D. Wortsman to serve as Class 3 Directors, and Anthony B. Cassara to serve as a Class 1 Director. FrontFour Master Fund, Ltd., Event Driven Portfolio and FrontFour Capital Group, LLC nominated the following four director candidates in opposition to the Company’s director candidates: Matthew Goldfarb, Stephen Loukas, John F. Powers and Joseph J. Troy (collectively, the “FrontFour Candidates”). At least 4,381,513 votes were cast for at least one of the Company’s director candidates and at least 3,429,717 votes were cast for at least one of the FrontFour Candidates. Due to the application of cumulative voting, the election of individual director candidates is not yet complete; however, based on these preliminary results, it appears that neither party will have elected a full slate of nominees.

(2) At the Annual Meeting, shareholders approved the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011. The preliminary voting results are as follows:

For	Against	Abstain	Broker Non-Votes
7,774,128	85,150	2,168	0

(3) At the Annual Meeting, shareholders adopted the non-binding resolution to approve the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in the Company’s 2011 Proxy Statement. The preliminary voting results are as follows:

For	Against	Abstain	Broker Non-Votes
4,857,387	168,216	2,834,215	0

(4) A plurality of the Company’s shareholders favored annual shareholder advisory votes on the compensation of the Company’s named executive officers. The preliminary voting results are as follows:

1-Year	2-Years	3-Years	Abstain	Broker Non-Votes
5,322,638	29,153	335,446	2,174,209	0

Consistent with the Board of Directors’ recommendation in the Company’s 2011 Proxy Statement and the voting results, the Company has determined to hold an advisory vote on the compensation of the Company’s named executive officers annually.

The preliminary voting results disclosed above are not final. The Company will file an amendment to this Current Report on Form 8-K to disclose the final results within four business days after such final results are known to the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

May 17, 2011	By:	/s/ Colleen B. Brown

Name: Colleen B. Brown
Title: President and Chief Executive Officer